United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2010

SHUFFLE MASTER, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation or Organization)	0-20820 (Commission File Number)	41-1448495 (IRS Employer Identification No.)
1106 Palms Airport Drive Las Vegas, Nevada (Address of Principal Executive Offices)	89119-3720 (Zip Code)
Registrant’s telephone number, including area code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 21, 2010, Jerome Smith ceased to serve as Executive Vice President, General Counsel and Corporate Secretary of Shuffle Master, Inc. (NASDAQ Global Select Market: SHFL) (either the “Company,” “we” or “our”), but will remain with the Company as an employee through October 31, 2010. After October 31, 2010, Mr. Smith will remain available to the Company for a period of twenty-four (24) months as provided in his employment agreement.   Effective July 21, 2010, David B. Lopez, the Company’s Chief Operating Officer, was appointed Corporate Secretary of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUFFLE MASTER, INC.
(Registrant)

Date: July 23, 2010

/s/ PHILLIP C. PECKMAN
Phillip C. Peckman
Chief Executive Officer